                                                                   EXHIBIT 10.18

                                NEOPOINT, INC.

                                    SECOND

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                      __________________________________

                                NEOPOINT,  INC.

            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     THIS SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT is entered into as of October 7, 1999, by and among NeoPoint, Inc., a California corporation (the "Company"), Mr. William Son ("Founder") and the holders of the Company's Series A Preferred Stock and Series B Preferred Stock and the entities and individuals listed on Exhibit A attached hereto (collectively, the
                          ---------
"Investors") which Exhibit may be updated to add additional purchasers of equity securities from the Company including, but not limited to purchasers of Series C Preferred Stock pursuant to that certain Series C Preferred Stock Purchase Agreement of even date herewith as the same may be amended to reflect purchasers under subsequent closings pursuant to the terms of such agreement (the "Series C Agreement").

                                   RECITALS:

     Concurrently herewith, the Company and certain of the Investors are entering into a Series C Preferred Stock Purchase Agreement pursuant to which the Investors are purchasing from the Company shares of the Company's Series C Preferred Stock (the "Series C Shares").

     The Company has previously issued 6,366,668 shares of its Series A Preferred Stock (the "Series A Shares") to certain of the Investors (the "Series A Holders") and 6,000,000 shares of its Series B Preferred Stock (the "Series B Shares") to certain of the Investors (the "Series B Holders").

     The Company and the Series A Holders were parties to that certain Investors' Rights Agreement dated October 31, 1997 (the "First Rights Agreement") which First Rights Agreement was amended and restated in its entirety pursuant to the terms of that certain Amended and Restated Investors' Rights Agreement dated November 24, 1998 (the "Prior Rights Agreement") by and among the Company and the holders of the Series A Shares and the Series B Shares (the Series A Holders and the Series B Holders to be referred to collectively herein as "Existing Preferred Holders").

     The Company and the Existing Preferred Holders desire to amend and restate the Prior Rights Agreement in order to grant to purchasers of the Series C Shares the rights set forth in this Agreement and to make certain other revisions reflected herein.

     The Prior Rights Agreement provides in Section 4.1 that the obligations of the Company and the rights of the other parties thereto may be waived or amended with the written agreement of the Company and the holders of at least sixty-six and two thirds percent (66.67%) of the issued and issuable Registrable Securities, and that any such amendment is enforceable against all Holders of Registrable Securities and the Company.

     Investors holding at least sixty-six and two thirds percent (66.67%) of the issued or issuable Registrable Securities and the Company now desire to amend and restate the Prior Rights Agreement in full as follows:

                                  AGREEMENT:

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties agree as follows:

     1.   Registration Rights.
          -------------------

          1.1. Definitions.  As used in this Agreement, the following terms
               -----------
shall have the following respective meanings:

               (a) The terms "register", "registered" and "registration" refer to a registration effected by the preparation and filing of a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of the effectiveness of such registration statement.

               (b) The term "Registrable Securities" means (i) any and all shares of Common Stock held by an Investor, (ii) any and all shares of Common Stock of the Company issued or issuable upon conversion of the Series A Shares, the Series B Shares or the Series C Shares, (iii) any and all shares of Common Stock of the Company issued in lieu of stock referred to in clauses (i) and (ii) in any reorganization which have not been sold to the public, (iv) stock issued in respect of the stock referred to in (i), (ii), (iii) as a result of a stock split, stock dividend, recapitalization or the like, which has not been sold to the public, and (iv) the shares of Common Stock issued to the Founder (the "Founders' Stock"), provided, however, that only for the purposes of Section 1.2 hereof, (x) the Founder's Stock shall not be deemed to be Registrable Securities, and (y) the Founder shall not be deemed a Holder.

               (c) The terms "Holder" or "Holders" means any person or persons to whom Registrable Securities were originally issued or qualifying transferees under Section 1.10 hereof who hold Registrable Securities.

               (d) The term "Initiating Holders" means any Holder or Holders of 20% or greater of the aggregate of the Registrable Securities then outstanding.

               (e)  The term "SEC" means the Securities and Exchange Commission.

               (f) The term "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 1.2, 1.3 and 1.4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel for the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company.)

          1.2. Demand Registration.

               (a)  Request for Registration. In case the Company shall receive
                    ------------------------
from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to at least 20% of the aggregate number of Registrable Securities then outstanding, the Company will:

                    (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

                    (ii) as soon as practicable, use its best efforts to effect all such registrations, qualifications and compliances (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Initiating Holder's or Initiating Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to take any action to effect such registration, qualification or compliance pursuant to this Section 1.2:

                         (A)  at any time prior to the earlier of (i) six (6)
months following the effective date of the registration statement under the Securities Act for the Company's initial registered underwritten public offering (the "IPO") of its securities to the general public (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction) or (ii) October 31, 2001;

                         (B)  in any particular jurisdiction in which the
Company would be required to execute a general qualification or compliance unless the Company is already subject to service in such jurisdiction and except as required by the Securities Act;

                         (C)  after the Company has effected two (2) such
registrations pursuant to this Section 1.2(a) and such registrations have been declared or ordered effective;

                         (D)  unless the anticipated aggregate proceeds, net of
underwriting discounts and commissions, for such registration exceeds seven million five hundred thousand dollars ($7,500,000) prior to or at the Company's IPO and five million dollars ($5,000,000) after the Company is a reporting company under the Securities Exchange Act of 1934 as amended immediately prior to the time of such offering; or

                         (E)  if the Company has effected a demand registration
pursuant to this Section 1.2 within the previous twelve (12) months of receipt of a demand registration request from Initiating Holders.

     Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, but in any event within one hundred twenty
(120) days if the registration statement being filed is not the initial registered public offering of the Company's equity securities), after receipt of the request or requests of the Initiating Holders; provided, however, that if the Company shall furnish to such holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be detrimental to the Company and its shareholders for such registration statement to be filed at the date filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall have an additional period of not more than one hundred twenty
(120) days after the expiration of the initial 120-day period (or 90-day period, as applicable) within which to file such registration statement; provided, however, that the Company may not utilize this right more than once in any twelve month period.

               (b)  Underwriting. If the Initiating Holders intend to distribute
                    ------------
the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this
Section 1.2 and the Company shall include such information in the written notice referred to in Section 1.2(a)(i). In such event, the underwriter shall be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. The right of any Holder to registration pursuant to this Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Initiating Holders shall so advise all Holders, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. Any Registrable Securities which are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from such underwriting shall be withdrawn from such registration.

               (c)  Company Shares. If the managing underwriter has not limited
                    --------------
the number of Registrable Securities to be underwritten, the Company may include securities for its own account or for the account of others in such registration if the managing underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

          1.3. Company Registration.
               --------------------

               (a)  Registration.  If at any time or from time to time, the
                    ------------
Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration on Form S-8 relating solely to employee stock option or purchase plans, or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, or a registration on any other form (other than Form S-1, S-2, S-3, SB-1 or SB-2, or their successor forms) or any successor to such forms, which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                    (i)  promptly give to each Holder written notice thereof;
and

                    (ii) include in such registration (and compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder or Holders of Registrable Securities, except as set forth in Section 1.3(b) below.

               (b)  Underwriting. If the registration of which the Company gives
                    ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.3(a)(i). In such event the right of any Holder to registration pursuant to this Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, and (i) if such registration is the first registered offering of the sale of the Company's securities to the general public, and if the Registrable Securities then held by the Founder and the officers of the Company are similarly limited or excluded from the registration and underwriting, then the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration and underwriting, or (ii) if such registration is other than the first registered offering of the sale of the Company's securities to the general public, and if the Registrable Securities then held by the Founder and the officers of the Company are similarly limited for inclusion in the registration and underwriting, then the underwriter may limit the amount of the Registrable Securities to be included in the registration and underwriting by the Company's shareholders; provided however, that the number of Registrable Securities to be included in such registration and underwriting under this Section 1.3(b) shall not be reduced to less than thirty percent (30%) of the aggregate securities included in such registration without the prior consent of at least a majority of the

Holders who have requested their shares to be included in such registration and underwriting. In addition, if any limitation of the number of shares of Registrable Securities to be registered by the Holders is required pursuant to this subsection, the number of shares that may be included in the registration on behalf of the Holders shall be allocated first to the Investors, and any amounts remaining available following such initial allocation shall be allocated pro rata among the remaining Holders requesting registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by each of such Holders as of the date of the notice pursuant to Section 1.3(a)(i) above. The Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and if any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     For any selling Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single selling Holder such that any pro rata reduction with respect to such selling Holder shall be based upon the aggregate amount of Registrable Securities owned by all entities and individuals included in such selling Holder.

          1.4. Form S-3.  In addition to the rights and obligations set forth
               --------
in Section 1.2 above, if the Company shall receive from any Holder or Holders of the Registrable Securities a written request that the Company file a registration statement on Form S-3 (or any successor to Form S-3) for a public offering of shares of Registrable Securities and any related qualification or compliance, the reasonably anticipated aggregate price to the public of which (net of underwriting discounts and commissions) would exceed $1,000,000 and the Company is then a registrant entitled to use Form S-3 to register the shares for such an offering, the Company will give prompt written notice of the proposed registration, qualification and compliance to all other Holders and shall use its best efforts to cause such shares to be registered for the offering as may be requested as soon as practicable on Form S-3 (or any successor form to Form S-3); provided, however the Company shall not be required to effect a registration pursuant to this Section 1.4:

               (a) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               (b) if the Company, within ten (10) days of the receipt of the request of the Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the SEC within sixty (60) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities);

               (c) during the period starting with the date of filing of, and ending on a date one hundred eighty (180) days following the effective date of, a registration statement described in (b) above or pursuant to Section 1.2, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and further provided that no other person or entity could require the Company to file a registration statement in such period;

               (d) if the Company has effected two (2) registrations pursuant to this Section 1.4 within the 12-month period prior to the date of such request; or

               (e) if the Company shall furnish to such Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, in which case the Company shall have the right to defer such filing for a period of not more than ninety (90) days after the furnishing of such a certificate of deferral, provided that the Company may not defer such filing pursuant to this Section 1.4 more than once in any 12-month period.

     In the event such Initiating Holders propose to offer the shares of Registrable Securities pursuant to this Section 1.4 by means of an underwriting, the proposed underwriters shall be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. The Company shall give written notice to all Holders of the receipt of a request for registration pursuant to this Section 1.4 and shall provide a reasonable opportunity for other Holders to participate in the registration, provided that if the registration is for an underwritten offering, the terms of Section 1.2(b) shall apply to all participants in such offering.

          1.5. Expenses of Registration.  All Registration Expenses incurred in
               ------------------------
connection with any registration, qualification or compliance pursuant to this
Section 1 shall be borne by the Company except as follows:

               (a) The Company shall not be required to pay for expenses of any registration proceeding begun pursuant to Section 1.2, the request for which has been subsequently withdrawn by the Initiating Holders (a "Withdrawn Request"), in which case such expenses shall be borne by the Holders requesting such withdrawal unless: (i) at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Initiating Holders at the time of their request, or (ii) a majority-in-interest of the Initiating Holders (A) elect, in their sole discretion, to treat the Withdrawn Request as one of their two (2) demand registrations permitted pursuant to Section 1.2 above, and (B) deliver to Company written evidence of their agreement in such form as Company may request.

               (b) The Company shall not be required to pay fees or disbursements of legal counsel of a Holder unless a majority-in-interest of the Holders specify one special counsel (in which case the Company will only pay the fees or disbursements of that one special counsel).

               (c) The Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities.

          1.6. Registration Procedures.  In the case of each registration,
               -----------------------
qualification or compliance effected by the Company pursuant to this Rights Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. Except as otherwise provided in Section 1.5, at its expense the Company will:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred eighty (180) days.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or, except as required under the Securities Act, to file a general consent to service of process in any such states or jurisdictions.

               (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed.

          1.7. Indemnification.
               ---------------

               (a) The Company will indemnify and hold harmless each Holder of Registrable Securities and each of its officers, directors and partners, and each person controlling such Holder, with respect to which such registration, qualification or compliance has been effected pursuant to this Rights Agreement, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act") and any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, each person controlling such Holder, and each such underwriter and each person who controls any such underwriter, as and when they incur any reasonable legal and other expense in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.7(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter specifically for use therein.

               (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Holder in an instrument duly executed by such Holder specifically for use therein; provided, however, that the indemnity agreement contained in this Section 1.7(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); and provided further, that the total amount for which any Holder shall be liable under this Section 1.7(b) shall not in any event exceed the net proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

               (c)  Each party entitled to indemnification under this Section
1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent such failure resulted in prejudice to the Indemnifying Party; and provided further, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

               (d)  The obligations of the Company and Holders under this
Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.8. Information by Holder.  Any Holder or Holders of Registrable
               ---------------------
Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

          1.9. Rule 144 Reporting.  With a view to making available to Holders
               ------------------
the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, after ninety (90) days after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                (d) so long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in complying with any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

          1.10. Transfer of Registration Rights.  Holders' rights to cause the
                -------------------------------
Company to register their securities and keep information available, granted to them by the Company under (i) Sections 1.2 and 1.3, may be assigned to a transferee or assignee of not less than 450,000 shares of a Holder's Registrable Securities not sold to the public and (ii) Sections 1.4 and 1.9, may be assigned to a transferee or assignee of not less than 250,000 shares of a Holder's Registrable Securities not sold to the public, provided in each case that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned. The foregoing 450,000 share limitation and 250,000 share limitation, as applicable, shall not apply, however, to (i) transfers by a Holder which is a limited partnership to its partners or retired partners, an affiliated limited partnership or other affiliate of such Holder provided, however, that all such transferees or assignees agree in writing to appoint a single representative as their attorney-in-fact for the purpose of receiving any notices and exercising their rights under this Section 1 or (ii) transfers to another holder of Registrable Securities who already possesses registration rights pursuant to the terms of this Investors' Rights Agreement. The Company may prohibit the transfer of any Holders' rights under this Section
1.10 to any proposed transferee or assignee who the Company and a majority-in-interest of the other Holders reasonably believe is a direct competitor of the Company.

          1.11. "Market Stand-Off" Agreement  Each Holder hereby agrees that,
                ----------------------------
during the period of duration (not to exceed 180 days) specified by the Company and an underwriter of common stock or other securities of the Company following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that such agreement shall not be required unless all officers and directors and key employees of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) or purchasing common stock of the Company enter into similar agreements.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

          1.12. Termination of Rights.  The rights of (a) any particular Holder
                ---------------------
to cause the Company to register securities under Sections 1.2, 1.3, and 1.4 shall terminate with respect to such Holder following a bona fide, firmly underwritten public offering of shares of Common Stock registered under the Securities Act and at such time as such Holder is able to dispose of all of his or its Registrable Securities in one three-month period pursuant to the provisions of Rule 144, provided that such Holder holds Registrable Securities constituting less than 1% of the outstanding voting stock of the Company, or at such time that the Holder is eligible to sell such Registrable Securities pursuant to Rule 144(k) and (b) all Holders to cause the Company to register securities under Sections 1.2, 1.3, and 1.4 shall terminate as to all Holders upon the expiration of seven (7) years from the closing of the IPO.

     2.   Right of First Refusal to Purchase Equity Securities.
          ----------------------------------------------------

          2.1.  Purchase Right.  If at any time the Company should desire to
                --------------
issue any Equity Securities (as hereinafter defined) in a transaction not registered under the Securities Act in reliance upon a claimed exemption thereunder, it shall give each Investor holding a minimum of 450,000 shares of Registrable Securities (each, a "Qualifying Investor") the first right to purchase the Qualifying Investors' pro rata share (or any part thereof) of all of such privately offered Equity Securities on the same terms as the Company is willing to sell such Equity Securities to any other person (the "Purchase Right"). The Qualifying Investors' pro rata share of the Equity Securities shall be equal to that percentage of the outstanding Common Stock of the Company beneficially owned by the electing Qualifying Investor on the date thereof versus all of the outstanding Common Stock of the Company beneficially owned by all of the Qualifying Investors on the date thereof. For purposes of this
Section 2, the outstanding Common Stock of the Company shall include (i) outstanding shares of Common Stock, and (ii) shares of Common Stock issued or issuable upon conversion of any then outstanding Preferred Stock of the Company.

          2.2.  Notice of Intent to Sell and Issue. Prior to any sale or
                ----------------------------------
issuance by the Company of any Equity Securities, the Company shall notify each Qualifying Investor in writing of its intention to sell and issue such securities, setting forth the terms under which it proposes to make such sale. Within fifteen (15) days after receipt of such notice, each Qualifying Investor shall notify the Company whether the Qualifying Investor desires to exercise the option to purchase the Qualifying Investor's pro rata share (or any part thereof) of the Equity Securities so offered. In no event shall the Qualifying Investor be obligated to purchase any Equity Securities pursuant to this Section 2, nor does the Qualifying Investor make any representation or warranty that it plans to do so.

          2.3.  Qualifying Investor's Failure to Purchase.  After termination of
                -----------------------------------------
the fifteen (15) day period specified in Section 2.2 above, the Company may, during a period of sixty (60) days following the end of such fifteen (15) day period, sell and issue such Equity Securities as to which the Qualifying Investors do not indicate a desire to purchase to another person upon terms and conditions no less favorable to the Company than those set forth in the notice to the Qualifying Investors. In the event the Company has not sold the Equity Securities within said sixty (60) day period, the Company shall not thereafter issue or sell any Equity Securities without first offering such securities to the Qualifying Investors in the manner provided above.

          2.4.  Qualifying Investor Purchase.  If a Qualifying Investor gives
                ----------------------------
the Company notice that the Qualifying Investor desires to purchase any of the Equity Securities offered by the Company, payment for the Equity Securities shall be by check or wire transfer against delivery of the Equity Securities at the executive offices of the Company within ten (10) days after giving the Company such notice, or, if later, the closing date for the sale of such Equity Securities. The Company shall take all such action as may be required by any regulatory authority in connection with the exercise by the Qualifying Investor of the Purchase Right.

          2.5.  Excluded Securities.  The Purchase Right contained in this
                -------------------
Section 2 shall not apply to the issuance by the Company of Equity Securities
(i) to employees, officers, directors or consultants of the Company which are approved or ratified by the Company's Board of Directors, (ii) pursuant to the acquisition of all or part of another company by the Company by merger or other reorganization, or by the purchase of all or part of the assets of another company, pursuant to a plan, agreement or arrangement unanimously approved by the Board of Directors, (iii) issued upon conversion of the Preferred Shares,
(iv) issued in connection with any stock split, stock dividend, recapitalization or similar event, (v) to corporate partners or in connection with other strategic alliances approved by the Board of Directors, (vi) issued pursuant to the Series C Agreement, or (vii) issued in connection with an IPO.

          2.6.  Termination.  The Purchase Right shall terminate (a) as to any
                -----------
Qualifying Investor, when such Qualifying Investor declines to exercise in full the purchase option referenced in Section 2.2 above unless the Company requests in writing that such Qualifying Investor not exercise such purchase option in full, and (b) as to all Investors, upon the closing of the IPO.

          2.7.  Equity Securities.  The term "Equity Securities" shall mean (i)
                -----------------
Common Stock and rights, options or warrants to purchase Common Stock, (ii) any security other than Common Stock having voting rights in the election of the Board of Directors, not contingent upon a failure to pay dividends, (iii) any security convertible into or exchangeable for any of the foregoing, and (iv) any agreement or commitment to issue any of the foregoing.

          2.8.  Assignment of Purchase Right.  A Holder shall have the right to
                ----------------------------
assign the Purchase Right to an affiliate of the Investor or in connection with a sale or transfer of at least 450,000 shares of Registrable Securities (as adjusted for any recapitalization or reclassification). For the purposes of this
Section 2, an "affiliate" shall mean any partner or shareholder of the Investor or any person or entity that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the Investor. For the purposes of this Section 2, an Investor shall be a Qualifying Investor if such Investor holds a minimum of

450,000 shares of Registrable Securities on the date that is ten (10) business days prior to the date the Company issues the notice pursuant to Section 2.2 hereof.

     3.   Maintenance Right.
          -----------------

          3.1   Minimum Holding.  Each of the Investors and the Company
                ---------------
acknowledge and agree that Siemens Aktiengesellschaft ("Siemens") shall, in addition to any rights it may have under the Purchase Right but subject to the limitations set forth in Sections 3.2 and 3.3 below, be entitled to acquire from the Company, on the terms set forth in this Section 3, an amount of Equity Securities of the Company (the "Maintenance Right") which allows Siemens to continue to hold not less than ten percent (10%) of the Equity Securities of the Company (the "Minimum Holding"). In the event that the Company issues Equity Securities after the date of this Agreement which issuance results in Siemens' holding less than the Minimum Holding, then, provided that Siemens has exercised the Purchase Right provided for in Section 2 to the fullest extent allowed, the Company shall allow Siemens to purchase additional Series C Shares (or, in the event that the Company does not have sufficient authorized Series C Shares, an Equity Security with substantially similar rights, preferences and privileges to the Series C Shares) sufficient to allow it to maintain the Minimum Holding. The purchase price and other terms and conditions applicable to the purchase of Equity Securities to be acquired upon exercise of the Maintenance Right shall be no less favorable to the Company than the price and terms applicable to the sale of the Series C Shares pursuant to the Series C Agreement. In the event that the purchase price and other terms and conditions applicable to the issuance of Equity Securities which triggers the Maintenance Right are more favorable to the Company than those of the Series C Shares issued under the Series C Agreement, then the purchase price and other terms and conditions applicable to the purchase of Equity Securities to be acquired upon exercise of the Maintenance Right shall be equivalent to the terms applicable to the issuance of Equity Securities which triggers the Maintenance Right.

          3.2   Excluded Securities.  The Maintenance Right contained in this
                -------------------
Section 3 shall not apply to the issuance by the Company of Equity Securities
(i) issued upon conversion of the Preferred Shares, (ii) issued in connection with any stock split, stock dividend, recapitalization or similar event, or
(iii) issued in connection with an IPO.

          3.3   Restrictions of Purchase Right. The issuance of securities by
                ------------------------------
Company to Siemens under this Section 3 shall not give rise to the Purchase Right provided in Section 2.

          3.4   Termination of Maintenance Right. The Maintenance Right shall
                --------------------------------
terminate (a) when Siemens declines to exercise in full the purchase option referenced in Section 2.2 above, (b) when Siemens transfers any of the securities of the Company it holds to a third party or (c) upon the closing of the IPO.

     4.   Covenants of the Company.
          ------------------------

          4.1.  Financial Information.  The Company shall provide to each
                ---------------------
Investor annual and quarterly financial statements, on a timely basis, prepared in accordance with generally accepted accounting principles, with annual statements certified by independent public accountants. Upon reasonable advance request in writing, each Investor holding a minimum of ten percent (10%) of the outstanding equity of the Company determined on a fully diluted basis will have the right to inspect the financial books and records of the Company.

          4.2.  Termination of Covenants.  The covenants set forth in this
                ------------------------
Section 4 shall terminate and be of no further force and effect after the closing of the Company's first firm commitment underwritten public offering registered under the Securities Act.

          4.3.  Additional Registration Rights.  The Company shall not, without
                ------------------------------
the prior written consent of Investors holding a majority-in-interest of Registrable Securities at the time of such consent, enter into any agreement or take any action that provides to any holder of the Company's securities rights similar to those provided hereunder which have a preference over the rights and preferences set forth herein.

     5.   General.
          -------

          5.1.  Waivers and Amendments.  With the written consent of the record
                ----------------------
or beneficial holders of at least sixty-six and two-thirds (66 2/3%) of the Registrable Securities issued or issuable upon conversion of the Series A Shares, the Series B Shares and Series C Shares, the obligations of the Company and the rights of the other parties under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities without the consent of all of the Holders of the Registrable Securities. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. This Agreement or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 5.1.

          5.2.  Effect on Prior Agreement; Waiver of Right of First Refusal.
                -----------------------------------------------------------
This Agreement amends and supersedes any rights or obligations under the Prior Rights Agreement an operates as a waiver of the Purchase Right under the Prior Agreement with respect to any issuances of Equity Securities issued prior to the date of this Agreement; provided, however, that any prior waiver of rights under the Prior Rights Agreement and any and all other Registration Rights Agreements shall remain in full force and effect.

          5.3.  Adjustment of Shares.  Except as may be otherwise expressly
                --------------------
provided herein, all share amounts described in this Agreement shall be automatically adjusted to reflect the effect of any stock split, reverse stock split, stock dividend, or other recapitalization affecting the number of outstanding Registrable Securities.

          5.4.  Governing Law.  This Agreement shall be governed in all respects
                -------------
by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

          5.5.  Dispute Resolution.  Any controversy, dispute or claim arising
                ------------------
out of, in connection with or in relation to the interpretation, performance or breach of this Agreement, or any action taken by any party or otherwise arising out of the execution or performance thereof, including any claim based on a contract, tort or statute, shall be determined in accordance with this Section 5.5.

                (a)  Informal Dispute Resolution.  Before making a demand for
                     ---------------------------
arbitration of any dispute covered by this Section, the parties shall submit the dispute for mediation before the American Arbitration Association ("AAA"), which mediation shall involve at least one officer of each party involved having at least the rank of Vice President or the equivalent. All submissions to the mediator shall be in writing and supported by any documentary evidence which a party wishes to attach to the submission. Said officers shall endeavor to resolve the dispute within thirty (30) days after said submission. If they are unable to resolve the dispute in such period, any party may thereafter submit the matter to arbitration in accordance with Section 5.5(b). The submission of a dispute to mediation shall toll the limitations period described in Section
(b)(i) below from the time of the submission until the mediator determines an impasse exists.

                (b)  Arbitration. If the parties are unable to resolve a dispute
                     -----------
pursuant to Section 5.5(a) above, then the dispute shall be determined by arbitration to be conducted in the English language in San Diego, California, under the Large Complex Case Program of the American Arbitration Association ("LCCP") and in accordance with the AAA's Commercial Arbitration Rules and Supplementary Procedures pertaining to the LCCP, as modified herein.

                     (i) Any party wishing to make a claim must file an arbitration demand within 180 days from the date on which that party has actual knowledge of the claim. The claim shall be deemed to have been discovered on the date when the party discovers the essential facts giving rise to such claim. This paragraph, together with the tolling provision set forth above, shall be a statute of limitation for any arbitration claim and the failure of a party to file an arbitration demand as described herein shall forever bar that party from making such claim. The arbitration panel shall not have jurisdiction to hear or decide on the merits any claim for which an arbitration demand is not filed within the limitations period unless the parties agree in writing to extend or toll the limitation period.

                     (ii) The claim shall be arbitrated before three arbitrators, each of whom have experience in resolving corporate and/or securities disputes, and have committed to the parties in advance that he/she will conduct a hearing in strict accordance with the requirements of this Section.

                     (iii) The parties to the arbitration shall attempt to select the arbitrators from names provided by the AAA at the administrative conference conducted under the LCCP Supplementary Procedures. To the extent the parties are unable to agree upon any arbitrators at the administrative conference or within twenty days (20) thereafter, the arbitrator(s) shall be chosen by the AAA in accordance with the Commercial Arbitration Rules, subject to the qualification requirements specified herein.

                     (iv) The arbitrators shall have the following powers, in addition to any powers and authority granted them pursuant to the applicable AAA rules and procedures:

                           (1)  The power to appoint expert witnesses, at the
parties' expense, to assist the arbitrators in understanding any issue to be resolved in the dispute, provided that such expert provides the parties with any documents created, referred to, or relied on in forming his/her opinion and is subject to examination by the parties at the hearing;

                           (2)  The power, at his/her discretion, to grant
interim or final equitable relief, including without limitation injunctive relief and specific performance, provided that said relief bears a relationship to the contract rights and obligations of the parties; and

                           (3)  The power to impose sanctions, based upon the
failure of any party to comply with an arbitration order, rule or procedure applicable to the arbitration.

                     (v) Each party shall have the right to take discovery in accordance with the California Rules of Civil Procedure, limited to: (i) one set of document requests (not to exceed fifteen (15) requests); (ii) one set of requests for admissions (not to exceed five (5) requests without subparts); and
(iii) a maximum of five (5) depositions (provided that each party shall have the right, without limitation, to take depositions to be used as evidence in the arbitration hearing upon a satisfactory showing that the deponent is unavailable to testify at the hearing).

                     (vi) Within a reasonable period prior to the arbitration hearing and after the close of discovery, the parties shall meet informally to attempt in good faith to agree on issues to be decided in the arbitration, facts which will not be disputed in the arbitration, and whether any issues in the dispute should be resolved prior to the hearing and determination of other issues. The agreed issues and undisputed facts and, if applicable, order of issues shall be submitted in writing to the arbitrators no later than five (5) days prior to the commencement of the hearing.

                     (vii) Failing agreement between the parties, any party shall have the right and the arbitrators shall have the discretion to have an issue heard and resolved prior to the hearing on other issues upon a showing that early resolution of said issues will be likely to resolve the entire dispute or substantially reduce the scope of the hearing. The arbitration procedures set forth in this Section shall not vary with respect to any early resolution of issues, except that the arbitrators shall have ten (10) days to decide any such issue before continuing with the arbitration hearing, in which case the maximum length of the arbitration hearing shall be extended accordingly.

                     (viii) No later than ten (10) days prior to the hearing, either party shall have the right to make a formal written offer to resolve the dispute on any basis that the party deems to be appropriate. The other party shall have a period of five (5) days thereafter within which to reject or accept the offer. In the event the offer is rejected, and the party making the offer later obtains an arbitration award more favorable than the terms of the offer, the offering party shall have the right to recover all costs, including expert witness and arbitration fees, incurred in connection with the arbitration.

                     (ix) The arbitration hearing shall be held within 180 days of service of the arbitration demand. To the maximum extent possible, the hearing shall run continuously during regular business days for a maximum of 25 full business days, including opening statements, presentations of evidence, motions and closing argument, provided that the arbitration hearing shall be concluded no later than 60 days after it commences. The parties shall have the right to submit written briefs in addition to or in lieu of closing arguments. The award shall include a decision on damages, if any, and costs, expenses and attorney's fees in accordance with the provisions of this contract. At the request of either party, the award shall include a written statement of reasons supporting the award. The award shall be final and binding on the parties and the basis for any party obtaining an enforceable judgment from a court of appropriate jurisdiction.

                     (x) The arbitration proceeding, as well as the fact that such proceedings have been instituted, shall be kept confidential by the parties and may be disclosed to their officers, directors and employees only on a need-to-know basis, to their representatives and advisors or as required by law and insofar as is necessary to confirm, correct, vacate or enforce the award. In the event of any breach of this provision following a final award by the arbitrator, the aggrieved party may initiate a new arbitration proceeding pursuant to this paragraph to obtain appropriate relief for the violation of this provision.

                     (xi) Any party may, at its election, seek equitable relief from a court of appropriate jurisdiction and venue located in California contemporaneous with the filing or prosecution of any arbitration claim. Any such action shall not be deemed a waiver by any party of its right to pursue arbitration or to obtain any legal or equitable relief from the arbitrators as specified herein, to the extent not inconsistent with any prior equitable relief which a court might award.

                     (xii) Subject to subparagraph (viii), the prevailing party in any such arbitration shall be entitled to recover its costs, expenses (including expert witness and arbitration expenses), and its reasonable attorneys' fees. For this purpose, the prevailing party shall be determined according to the following criteria: (i) if there are multiple claims, the prevailing party shall be determined with respect to each claim separately; and
(ii) the prevailing party shall be the party who has obtained the greater relief in connection with any particular claim, although with respect to any claim it may be determined that there is no prevailing party.

          5.6.  Successors and Assigns.  Except as otherwise expressly provided
                ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          5.7.  Entire Agreement.  This Agreement and the other documents
                ----------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof.

          5.8.  Notices, etc.  All notices and other communications required or
                ------------
permitted hereunder shall be in writing and shall be delivered effective (i) upon personal delivery, (ii) one business day after delivery to a reputable overnight courier service, (iii) upon machine confirmed facsimile transmittal or
(iv) upon receipt if mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to the Investors, addresses as set forth in the Company's records, or at such other addresses as any Investors shall have furnished to the Company in writing, or (b) if to the Company, at such address as the Company shall have furnished to the Investors in writing.

          5.9.  Severability.  If any provision of this Agreement, or the
                ------------
application thereof, is for any reason and to any extent determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances will be interpreted so as best to reasonably effect the intent of the parties hereto. The parties agree to use their best efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent greatest possible, the economic, business and other purposes of the void or unenforceable provision.

          5.10. Titles and Subtitles.  The titles of the sections and Sections
                --------------------
of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          5.11. Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          5.12  Additional Closings. Pursuant to the terms of the Series C
                -------------------
Agreement, the Company may, at one or more additional closings ("Additional Closings") offer and sell to one or more additional investors ("New Investors"), up to that number of shares of Series C Preferred equal to 10,000,000 less the number of shares of Series C Preferred previously issued and sold by the Company. The Company and the New Investors purchasing Series C Preferred at any Additional Closing will execute counterpart signature pages to this Agreement, and such New Investors will, upon delivery to the Company of such signature pages, become parties to, and be bound by, this Agreement. Exhibit A to this
                                                           ---------
Agreement will be amended to list the New Investors and the Company will promptly furnish to each Investor copies of the amendments to Exhibit A referred
                                                              ---------
to in the preceding sentence. Upon the completion of each Additional Closing, each New Investor will be deemed to be an "Investor" for all purposes of this Agreement.

     IN WITNESS WHEREOF, the parties hereby have executed this Second Amended and Restated Investors' Rights Agreement on the date first above written.


     COMPANY:


     NEOPOINT, a California corporation


     By: __________________________________
          William Y. Son, President/CEO

     Address:    4225 Executive Square,
                 Suite 600
                 La Jolla, CA 92037

     FOUNDER:


     ______________________________________
     William Y. Son, an individual

                     INVESTOR'S COUNTERPART SIGNATURE PAGE

                                NEOPOINT, INC.

               AMENDED AND RESTATED INVESTOR'S RIGHTS AGREEMENT


                               December 1, 1999


     "INVESTOR"

If the signatory is an individual,
please sign and print your name to
the right and print your address below.      _________________________________
                                             (Printed Name)


                                             _________________________________
                                             Signature(s)
Address:
_____________________________
_____________________________
_____________________________

                                             Date: December 1, 1999



If Signatory is an organization, please      Name of Organization:
print the legal name of the organization and have an authorized person sign to the right and print your address below

Address:
_____________________________                By:______________________________
_____________________________
_____________________________                Title:___________________________

                                             Date: December 1, 1999

                                   EXHIBIT A

     Series C Holders
     ----------------